SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)     July 24, 2001
                                                      -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                  0-31080                     68-0434802
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

1500 Soscol Avenue, Napa, California                             94559-3045
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

         Earnings Release. On July 24, 2001, North Bay Bancorp issued a press release announcing its earnings for the quarter and six-month period ended June 30, 2001. A copy of the press release is attached to this Current Report as
Exhibit 99.1 and incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

        (b)       Exhibits

                  99.1 Press release announcing North Bay Bancorp's earnings for the quarter and six-month period ended June 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 30, 2001                         NORTH BAY BANCORP


                                            /s/ Terry L. Robinson
                                            ------------------------------------
                                            By: Terry L. Robinson, President and
                                            Chief Executive Officer